Exhibit 99.1

On the Right Path Q1 2017 Investor Presentation CVS, Dallas, Texas April 17, 2017 (NYSE MKT: CTO)

Forward Looking Statements 2 Forward Looking Statements If we refer to “we,” “us,” “our,” or “the Company,” we mean Consolidated-Tomoka Land Co. and its consolidated subsidiaries. Certain statements contained in this presentation (other than statements of historical fact) are forward-looking statements. Words such as “believe,” “estimate,” “expect,” “intend,” “anticipate,” “will,” “could,” “may,” “should,” “plan,” “potential,” “predict,” “forecast,” “project,” and similar expressions and variations thereof identify certain of such forward-looking statements, which speak only as of the dates on which they were made. Although forward-looking statements are made based upon management’s expectations and beliefs concerning future Company actions and developments and their potential effect upon the Company, a number of factors could cause the Company’s actual results to differ materially from those set forth in the forward-looking statements. Such factors may include uncertainties associated with the closing of pending land transactions or other dispositions of assets, including the likelihood, timing, and final transaction terms thereof, the estimate of the cost of completing improvements affiliated with certain investments, the impact of permitting or other transactional activities on the total estimated gain for land sales, as well as the timing of the recognition of such gains, our ability to obtain necessary governmental approvals for our land transactions or to satisfy other closing conditions, the ability to execute share repurchase transactions, the completion of 1031 transactions, the ability for the Company to convert to a real estate investment trust, the costs of improvements for the Golf Operations assets, the ability to achieve certain leasing activity including the timing and terms thereof, as well as the uncertainties and risk factors discussed in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016, filed with the Securities and Exchange Commission. There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on the Company will be those anticipated by management. Endnote references (A) through (G) provided in this presentation are defined on Slide 41

About CTO Consolidated-Tomoka Land Co. (NYSE: CTO) is a 107-year old Florida-based publicly traded real estate company, which owns a high-quality portfolio of income investments in diversified markets in the United States including: 1.9 million sq. ft. of income properties  8,200 acres of undeveloped land in Daytona Beach, Florida, of which approximately 27% is under contract to sell.  $24 million commercial loan investments 3 Public Since 1969 Paid Dividend Since 1976

CTO’s Strategy 4 Monetize the Company’s Land Holdings Using 1031 structure Under current management. - sold 2,569 acres of land (1) with additional 2,200 acres under contract (2) Deploy the Proceeds from Land Sales into Income-Producing Assets Portfolio value of >$300 million with more than $21 million in NOI (2), growing free cash flow Grow, Improve, Enhance and Diversify - Income Property Portfolio In strong, high-growth markets like Raleigh, Santa Clara, Dallas, and Austin Grow Net Asset Value & Narrow Discount of Stock Price to NAV Monetizing land at prudent pace, converting to income, increased cash flows Maintain Efficient Overhead & Conservative Balance Sheet Consistent leverage policy < 40% of TEV, currently approximately 33% Return Capital to Shareholders (Buybacks and Dividends) Repurchased $17.7 million in past 27 months(2) – accretive to NAV, doubled annual dividend and moved to quarterly payment Commitment to Governance and Alignment with CTO shareholders Aligned compensation, annually elected board, large percentage of NEOs net worth in CTO stock From 2012 to April 13, 2017 As of April 13, 2017 Consistently Executed Since 2011

CTO Snapshot 5 As of March 31, 2017 (unless otherwise noted) Operating Segments Land Holdings (2) Income Properties Loan Investments Subsurface Interests (2) 8,200 Acres Undeveloped Land 34 Properties (1) >1.9 million Sq. Ft (1) Retail & Office 3 Loans Hotel & Retail ≈500,000 Acres With 27% ( 2,200 Acres) Under Contract $81.5 million(1)(A) NOI = $21.1 million(D) Value at 6.0% - 6.5% Cap Rate = $325 million - $352 million NOI = $2.1 million Average Yield 9.1% $24 million $8.5 million in Revenue 2014-2016 As of April 13, 2017 Land holdings and subsurface interests are part of the real estate operations segment Equity Market Cap (1) $300.9 million Debt (G) $171.6 million Total Enterprise Value (‘TEV’) (1) (G) $462.7 million Cash (including 1031 restricted cash) $ 8.5 million Leverage (net debt to TEV) (1) (G) 33.1% Closing Price (1) $53.23 Annual Dividend $0.16 52-Week High (1) $56.49 52-Week Low (1) $44.48 Shares Outstanding (1) 5.653 million Average Daily Trading Volume (1) 12,474 Converting Land to Income  Growing Cash Flow

6 Total Revenues ($000’s) Operating Income ($000’s) Basic Earnings Per Share Book Value Per Share Track Record of Strong Operating Results Annual Results for 2012 – 2016, Q1 for 2017 Consistent Growth in Key Metrics 2016 Highest EPS in CTO History $16,581 $26,070 $36,057 $42,998 $71,075 $38,713 $- $20,000 $40,000 $60,000 $80,000 2012 2013 2014 2015 2016 Q1 2017 $0.10 $0.64 $1.11 $1.44 $2.86 $2.28 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 2012 2013 2014 2015 2016 Q1 2017 $864 $6,279 $12,593 $20,269 $37,320 $22,849 $- $10,000 $20,000 $30,000 $40,000 2012 2013 2014 2015 2016 Q1 2017 $19.58 $20.53 $21.83 $22.81 $25.97 $27.88 $0.00 $10.00 $20.00 $30.00 2012 2013 2014 2015 2016 Q1 2017

7 (Land Sales in $000’s) Momentum Monetizing Land Monetizing Land With Tax Deferred Strategy Annual Land Sales for 2005 – 2016, YTD 2017 & Pipeline (A) as of 4/13/17 2012 – YTD 2017 Total Sales  $81.9mm Acres Sold 2,569 Current Management Team 2005 – 2011 Total Sales $86.7mm Acres Sold 1,077 7 years 5+ years Current CEO Hired August 2011 Dramatic Acceleration Monetizing Land $36,205 $20,703 $23,095 $4,258 $2,502 $0 $0 $618 $2,990 $8,807 $22,529 $13,759 $33,159 $81,483 $0 $20,000 $40,000 $60,000 $80,000 $100,000 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Q1 2017 Pipeline

8 Analysis of Price/Acre (since 2012) Indication of Value for Remaining Land Holdings East of I-95 West of I-95 Under Contract (A) (Sales Price & Avg. Price Per Acre in $000’s) Acres Sales Price Average Price Per Acre East of I-95 483 84,124 $ 174.1 $ West of I-95 4,289 78,971 $ 18.4 $ Total 4,772 163,095 $ 34.2 $ Acres Sales Price Average Price Per Acre Residential 4,305 74,146 $ 17.2 $ Commercial 467 88,949 $ 190.6 $ Total 4,772 163,095 $ 34.2 $ $9,600 $11,100 $12,400 $17,100 $17,200 $18,600 $29,800 $34,900 $37,200 $45,600 $62,100 $83,300 $97,900 $103,000 $117,000 $127,900 $138,700 $158,600 $168,500 $177,200 $210,000 $245,000 $246,200 $248,600 $249,200 $253,400 $300,000 $308,800 $316,800 $381,800 $400,000 $454,500 $- $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 $350,000 $400,000 $450,000 $500,000 ICI HOMES RESIDENTIAL E-95 ICI HOMES TRANSACTION 3 MINTO I MINTO 2 TOP BUILD HQ RESIDENTIAL E-95 P&S PAVING MINTO SALES CTR. RESIDENTIAL E-95 VOLUSIA ORTHO AUTO MALL DISTRIBUTION CENTER VANTRUST - B. BRAUN HALIFAX HUMANE SOC. NORTH AMER DEV. GP. INTEGRA CARMAX COMMERCIAL W-95 VOLUSIA ORTHO SUPERWASH NORTH AMER. DEV GP. SAM'S TANGER TRANSACTION 6 GROCER COMMERCIAL E-95 INTRACOASTAL RACETRAC BUC-EE'S NORTH AMER DEV. GP.

1 2 4 7 8 3 6 5 9 SF – Single Family; AR – Age Restricted Commercial/Retail Contract/Parcel Acres Contract Amount Price per Acre (rounded) Timing Minto (AR Residential) 1,686 $31.4mm $19,000 ’18 - ‘19 ICI (SF) – Option Parcel 146 $1.4mm $10,000 ’18 - ‘19 Residential (SF) 194 $3.3mm $17,000 ’18 - ‘19 North Amer. Dev Grp 82 $20.2mm $246,000 ’17 – ‘18 Buc-ee’s 35 $14.0mm $400,000 ’17 – ‘19 Commercial 22 $5.6mm $253,000 ’17 – ‘18 Commercial 9 $2.7mm $300,000 ’18 – ‘19 Auto Mall 30 $2.9mm $98,000 ’17 Totals/Average 2,200 $81.5mm $37,000 2 8 1 5 6 4 7 3 8 Different Buyers; 27% of Remaining Land Pipeline of Potential Land Sales (A) Total Acres West of I-95 Approx. 7,100 Acres As of April 13, 2017 Total Acres East of I-95 Approx. 1,100 Acres Substantial Pipeline for Continued Growth

10 Land Under Contract (Phase II) (A) Total Acres 1,686 Sales Price $31.4mm Price Per Acre $19,000 Expected Closing ‘18 – ‘19 Age Restricted Residential  First Latitude Margaritaville in U.S. Phase I Sold in Q1 2017

11 Land Under Contract (A) Tomoka Town Center Acres already purchased by NADG 57.79 acres 23.77 acres Total Acres 82 Sales Price $20.2mm Price Per Acre $246,000 Expected Closing ‘17 – ‘18 Big Box Power Center

12 Land Under Contract (A) Total Acres 35 Sales Price $14.0mm Price Per Acre $400,000 Expected Closing ‘17 – ‘19 Commercial/Retail First Buc-ee’s Outside Texas

13 Land Under Contract (A) Total Acres 9 Sales Price $2.7mm Price Per Acre $300,000 Expected Closing ‘18 – ‘19 Commercial/Retail National Specialty Grocer

14 Land Under Contract (A) Commercial/Retail West Side of I-95 Total Acres 30 Sales Price $2.9mm Price Per Acre $98,000 Expected Closing ‘17

15 Absorption of Land West of I-95 (A) Largest Area of Land Holdings Parcel Use Contract Amount or Est. Value per Acre Timing A Residential $31.4mm ‘18 – ‘19 B Residential $1.4mm ‘18 – ‘19 C Residential $3.3mm ‘18 – ‘19 D Mitigation Bank $5k - $12.5k TBD E Residential $15k - $20k TBD 1,053 Acres E A D B C 1,686 Acres 2,366 Acres 194 Acres 146 Acres

Development Status – On Land Sold by CTO 16 Since 2012

Attracting High Quality Companies 17 DISTRIBUTION CENTER Estimates primarily based on publicly available information >$1 Billion of Investment ≈ 3,500 Jobs Use Year Sold Acres Total Investment in Development (1) Jobs (1) Open Date (1) Auto Dealership 2013 6 $ 5 Million 50 Oct ‘16 Distribution Center 2014 76 $ 85 Million 500 Jun ‘15 Outlet Mall 2015 39 $100 Million 900 Nov ‘16 Building Supply 2014 21 $ 10 Million 250 Jan ‘17 Multi-Family 2015 15 $ 25 Million 30 Dec ‘16 Warehouse Club 2015 18 $ 25 Million 120 TBD Mixed-Use Retail 2015/2016 42 $ 30 Million 100 TBD Residential 2016 604 $250 Million 300 TBD Age-Restricted Residential 2016/2017 1,586 $500 Million 1,000 Q1 ‘18 Distribution Center 2017 28 $25 Million 175 Q1 ‘18

Development Status - Buyers of CTO Land 18 As of April 13, 2017 APPENDIX Development Underway First Lots Expected Q1 2018

Development Status - Buyers of CTO Land 19 As of April 13, 2017 APPENDIX Multi-Family Residential 263 Apartments

20 Total Portfolio – Annual NOI(D) ≈ $21.1mm Diversified High Quality Portfolio As of April 13, 2017 City % of NOI Raleigh 16.4% Santa Clara 10.7% Jacksonville 9.2% Orlando 9.1% Sarasota 7.4% All Other 47.2% Largest Markets(D) Approx. 33% of NOI from Investment Grade Tenants % of NOI Office 44% Retail 56% % of NOI Single-Tenant 63% Multi-Tenant 37% Portfolio Mix(D) Stronger Real Estate  Diversified Majority Rent Escalations

21 Total Square Feet 589,000 Total NOI (annualized) $9.1mm Properties 29 Properties vacant/subleased 6 60.4% Year 2011 as of August 11, 2011 Year 2017 as of April 13, 2017 Excludes billboard income 18.2% 21.4% More Than Doubled NOI While Diversifying and Upgrading Portfolio Portfolio Transformation 2011(1) 2017(2) North Carolina 18.2% Total Square Feet 1,866,000 Total NOI (annualized) $20.9mm Properties 34 Properties vacant/subleased 0 Transforming Diversifying  Growing (3) Florida 60.4% Georgia 21.4% Florida 31.0% North Carolina 20.6% Texas 14.7% California 12.1% Georgia 6.1% Arizona 4.8% 5 Other 10.7%

Expected opening Q1 2018 Total estimated investment: $16.8 million Prior owner (developer) acquired the land in 2007 for approximately $34.5 million Received entitlement for 1 million sq. ft. 22 Opportunistic Investments in Income Targeted investment yield (near term investment): 7% - 11% unlevered Potential stabilized yield: 8%-10% unlevered 6.04 acres Daytona Beach The Beach Parcel Near Term Investment: 2 Single Tenant Properties (restaurants) Land Est. development costs $6.0M(F) $10.8M The Grove at Winter Park ≈112,000 sq. ft situated on 14.35 acres New Anchor Tenant Opened February 2017 20 year lease on outparcel with Effectively vacant property at acquisition Total estimated investment: $12.5 million Currently 56% Leased (1) Active negotiations could increase occupancy to 70% near term Est. renovations + tenant improvements(F) Initial Investment $3.1M(F) $9.4M Finding Opportunistic Value Creating Favorable Returns Both Leases Executed (1) As of April 13, 2017

23 Opportunistic Investments in Income The Beach Parcel Finding Opportunistic Value Creating Favorable Returns As of April 13, 2017 Daytona Beach Pier

24 Potential Redevelopment Opportunities Additional Opportunity to Create Value Property Site Size Current Improvements Potential for Redevelopment CVS Pharmacy Dallas, Texas 0.91 Acres CVS single story Approx. 400,000 sq. ft. Bank of America Monterey, California 1.26 Acres BofA branch (2 story) Up to 4 stories, or multiple Single tenant properties 3600 Peterson Way Santa Clara, California 5.24 Acres 76,000 sq. ft. Office (single story) Approx. 177,000 sq. ft. Beach Parcel Daytona Beach, Florida 6.08 Acres Two 6,000+ sq. ft. Restaurants 900 Units – 1.2 million sq. ft. Wells Fargo Raleigh, North Carolina 40.33 Acres 450,000 sq. ft. Office Additional 250,000 sq. ft.

25 Sarasota, Florida $4.1 Million Investment 2017 Acquisitions High Growth Market Strong Infill Location Single Tenant Retail 5.0 yrs. remaining lease term 18,120 Square Feet 1.20 Acres Rent escalation - $1/Sq. Ft. at each option renewal Build-to-Suit built in 2012 Investment basis $225/Sq. Ft Acquisition Cap Rate 7.1%

26 Sarasota, Florida Single Tenant Property 2017 Acquisitions High Growth Market Strong Infill Location

27 2017 Acquisitions Free-standing Grocery-anchored center; 4 single-tenant buildings Dense in-fill location near TCU Below market rents 96% occupied 4.1 yrs. wtd. avg. remaining lease term 136,000 Square Feet/10.3 acres 3-mi. population: 122,000 3-mi. avg household income: $75,000 Acquisition Cap Rate 6.3% High Growth Market Strong Infill Location Forth Worth, Texas $15.0 Million Investment

28 Fort Worth, Texas 4 Single tenant properties, 1 Multi-tenant 2017 Acquisitions High Growth Market Strong Infill Location

29 Saugus, Massachusetts $6.3 Million Investment 2017 Acquisitions High Barriers to Entry Strong Urban Market Single Tenant Retail 12 yrs. remaining lease term; early extension 22,500 Square Feet/2.6 acres 7.35% rent escalation during initial term Build-to-Suit built in 2008 Investment basis $281/Sq Ft; below replacement cost 3-mi. population: 110,000 3-mi. avg household income: $96,000 Located on major north Boston thoroughfare Acquisition Cap Rate 7.1% Metro Boston Area

30 Saugus, Massachusetts Single Tenant 2017 Acquisitions High Barriers to Entry Strong Urban Market

31 Fastest Growing MSA’s in U.S. Exposure to High Growth Markets Rank MSA Growth Rate Population Size CTO Income Properties 1 Orlando-Kissimmee-Sanford 4.4% 1,213 4 properties 2 Seattle-Tacoma-Bellevue 3.7% 1,974 1 property 3 San Jose – Sunnyvale – Santa Clara 3.6% 1,087 1 property 4 Dallas – Ft. Worth – Arlington 3.4% 3,532 3 properties 5 Denver – Aurora – Lakewood 3.2% 1,455 6 Tampa – St. Petersburg - Clearwater 3.1% 1,288 7 Portland – Vancouver - Hillsboro 2.9% 1,145 8 Atlanta – Sandy Springs – Roswell 2.7% 2,668 2 properties 9 Charlotte – Concord – Gastonia 2.6% 1,133 1 property 10 Washington DC – Arlington - Alexandria 2.4% 3,246 1 property 11 Miami – Ft. Lauderdale – West Palm Bch 2.4% 2,559 12 San Francisco – Oakland – Hayward 2.4% 2,331 13 Phoenix – Mesa – Scottsdale 2.3% 1,946 2 properties 14 Baltimore – Columbia – Towson 2.3% 1,400 15 Riverside – San Bernardino – Ontario 2.3% 1,376 As of August 2016 Source: Bureau of Land Statistics

32 How CTO’s Portfolio Stacks Up Stronger Demographics Higher Density 3-Mile Population 3-Mile Avg. Household Income 3-Mile Median Household Income Implied Cap Rate Source: FBR & Co., SNL Financial, Inc. 85,355 58,580 54,502 53,043 51,526 51,452 0 20,000 40,000 60,000 80,000 100,000 CTO NNN O ADC VER SRC $63,192 $56,085 $54,953 $53,087 $52,473 $51,669 $0 $20,000 $40,000 $60,000 $80,000 CTO NNN O ADC VER SRC $78,877 $71,810 $70,623 $67,870 $67,396 $66,391 $0 $20,000 $40,000 $60,000 $80,000 $100,000 CTO NNN O ADC VER STR 5.8% 5.2% 5.5% 7.2% 7.0% 0.0% 5.0% 10.0% CTO NNN O ADC VER STR

33 $24 Million Portfolio at March 31, 2017 Commercial Loan Investments Strong Yields  Short Duration $10.0mm Mezzanine Loan Dallas, TX Rate: LIBOR + 725 Maturity: Sept. ’17 Max Maturity: Sept ‘19  $9.0mm B-Note Sarasota, FL Rate: LIBOR + 750 Maturity: June ’17 Max Maturity: June ’18 $5.0mm Mezzanine Loan Atlanta, GA Rate: 12% fixed Maturity: Feb ’19 Max Maturity: Feb ‘19 DFW HYATT GLENN HOTEL SOUTHGATE MALL Weighted Avg. Yield 9.1%

34 LPGA International Lease Buy-out Transaction Immediately Accretive to Earnings Enhanced Marketability Remaining payments due under land lease (5 years remaining) $1.7mm Accretive to Earnings – Eliminate annual rent expense $280k - $300k Accretive to Earnings – Eliminate annual CDD assessments (on vacant land contributed to City) $14k Acquired fee simple interest in 690 acres of land Cash Payment $1.5mm Additional Consideration (1) $0.8mm Greens Renovation – Jones Course Est. Value $300k Participation in Sale of Asset 10% > $4mm Sales Price Includes approximately $95k related to the contributed land and additional consideration of up to $700,000 related to the $1 per round golf surcharge

35 Liquidity & Leverage Attractive Debt Rates and Duration As of March 31, 2017 Debt Schedule ($ in millions) 85% of Debt at Fixed rate Liquidity Position ($ in 000’s) Total Commitment of Credit Facility = $75 million Amount Outstanding at face value for Convertible Notes Stated rate = 30-Day LIBOR plus 135-225 bps Maturity includes first 10 years I/O Variable Rate Mortgage Loan fixed with Interest Rate Swap (3) (5) (4) Borrowing Base Capacity (1) Amount Outstanding (2) Rate Maturity in Years Credit Facility 50.5 $ 24.5 $ 2.96% 1.3 Convertible Notes - 75.0 4.50% 3.0 CMBS Loan - 30.0 4.33% 17.6 CMBS Loan - 7.3 3.66% 0.9 Mortgage Loan - 25.0 3.17% 4.1 Total 50.5 $ 161.8 $ 3.99% 5.5

36 (% of Total Enterprise Value) 2017 Peer Group. Excludes peer companies that are not December 31st year-end and Preferred Apartments which is an externally advised REIT Adjusted for ≈ $1.5 million in legal, accounting, director fees and other expenses associated with Board’s investigations of allegations by Wintergreen that were ultimately determined to be baseless and meritless Land companies in CTO peer group: JOE, TRC, FOR G&A Expenses vs Peers(1) For Year Ended December 31, 2016 Cost Efficient (In-Line with Peers) Despite Wintergreen Costs G&A Expense vs Peers (1) (2) (1) (1) (3) 2.2% 1.9% 2.2% 3.4% 2.8% 1.6% 0% 1% 2% 3% 4% CTO (reported) CTO (Adj Basis) Peer Group Average Land Co. Average Peer Grp <$750mm TEV Peer Grp >$750mm TEV

37 Shares Purchased Cumulative From 2012 Through April 13, 2017 Returning Capital to Shareholders $ Repurchased Buybacks per Year $ Amount # of Shares 2012 $453,654 14,634 2013 $- - 2014 $927,913 25,836 2015 $6,484,844 119,403 2016 $7,431,896 151,453 YTD 2017 $3,745,864 71,448 Total $19,044,171 382,774 Opportunistically Repurchasing Accretive to NAV $453,654 $453,654 $1,381,567 $7,866,411 $15,298,307 $19,044,171 0 80,000 160,000 240,000 320,000 400,000 $- $4,000,000 $8,000,000 $12,000,000 $16,000,000 $20,000,000 2012 2013 2014 2015 2016 YTD 2017

38 2017 Guidance Executing our Strategy and Business Plan 2017 Guidance YTD 2017 Earnings Per Share (Basic) $2.25 - $2.45 $2.28 (1) Acquisition of Income-Producing Assets $50mm - $70 mm $25.4mm (2) Target Investment Yields (Initial Yield – Unlevered) 6% - 8% 6.63% (2) Disposition of Income Properties $0 $0 Land Transactions $30mm - $50mm $33.2mm (2) Leverage Target < 40% of TEV 32.9% As of March 31, 2017 (unless otherwise noted) Includes $0.24 in earnings for the elimination of the accrued liability associated with the straight-line accounting for the land lease which was terminated as part of acquisition of LPGA International golf course land. This earnings impact was not included in the Company’s 2017 guidance for earnings per share. As of April 13, 2017

Management Team

	Name / Title	Prior Experience	Started with Company
	**John P. Albright** President & Chief Executive Officer	• Archon Capital, a Goldman Sachs Company • Morgan Stanley • Crescent Real Estate Equities	2011
	**Mark E. Patten** Senior Vice President & Chief Financial Officer	• Simply Self Storage • CNL Hotels & Resorts • Vistana Inc. • KPMG	2012
	**Daniel E. Smith** Senior Vice President, General Counsel & Corporate Secretary	• Goldman Sachs Realty Management • Crescent Real Estate Equities • Hughes & Luce LLP (now part of K&L Gates)	2014
	**Steven R. Greathouse** Senior Vice President - Investments	• N3 Real Estate • Morgan Stanley • Crescent Real Estate Equities	2012
	**Teresa Thornton-Hill** Vice President & Corporate Counsel	• ICI Homes • Cobb Cole • Rogers Towers, P.A.	2005
	**E. Scott Bullock** Vice President of Real Estate	• International Speedway Corporation • Crescent Resources (Duke Energy) • Pritzker Realty Group • Disney Development Company (Walt Disney Co.)	2015

14 Total Employees

CONSOLIDATED TOMOKA
39

Board of Directors



John J. Allen
President, Allen Land Group, Inc. and Mitigation Solutions, Inc.

Wintergreen Nominee 2009



Laura M. Franklin
Former (Retired) Exec. Vice Pres., Accounting and Administration & Corp. Secretary, Washington REIT

Newly Appointed 2016



Howard C. Serkin
Chairman,
Heritage Capital, Inc.

Wintergreen Nominee 2011



Casey R. Wold
Founder, Managing Partner and Chief Executive Officer of Vanderbilt Office Properties

Newly Appointed 2017



John P. Albright
President & Chief Executive Officer,
Consolidated-Tomoka Land Co.

Director Since 2012



William L. Olivari
Certified Public Accountant, Formerly Partner with Olivari & Associates PA

Director Since 2008



Thomas P. Warlow, III
Chairman, Georgetown Enterprises, Inc.
President & Chairman, The Martin Andersen-Gracia Foundation, Inc.

Wintergreen Nominee 2010

Experienced ● Independent

CONSOLIDATED TOMOKA
40

Additional Info & End Notes 41 IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT The Company, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the matters to be considered at the Company’s 2017 annual meeting of shareholders to be held on April 26, 2017. On March 21, 2017, the Company filed a definitive proxy statement (the “Proxy Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies from the Company’s shareholders for the 2017 annual meeting. INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT AND ACCOMPANYING WHITE PROXY CARD WITH RESPECT TO THE 2017 ANNUAL MEETING, AND OTHER DOCUMENTS FILED WITH THE SEC, CAREFULLY AND IN THEIR ENTIRETY AS THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents filed by the Company with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Investor Relations section of our corporate website at www.ctlc.com. End Notes references utilized in this presentation There can be no assurances regarding the value ultimately received for the Company’s assets, or in the case of the transactions under contract, the likelihood that such transactions shall be closed or the timing or final terms thereof. There can be no assurances regarding the likelihood or timing of executing the Company’s share repurchase program. Completion dates for construction are based on Company estimates or publicly available information. Net operating income (“NOI”), which is rental income less direct costs of revenues, is calculated based on our current portfolio as of April 13, 2017 reflecting: (i) expected estimated annualized rents and costs for 2017 plus (ii) billboard income. NOI does not include rents and costs for any income properties sold in 2016, and excludes non-cash items including impact of straight-line rent and amortization of lease intangibles. As of the date of this presentation the Company meets the required coverage ratio in the Credit Facility for repurchases of stock and anticipates, subject to customary restrictions on share repurchases, to be able to continue to make repurchases under the new $10 million program. There can be no assurances regarding the amount of our total investment or the timing of such investment. Debt amount includes the face value of the Convertible Notes as of March 31, 2017. APPENDIX

For additional information, please see our most recent Annual Report on Form 10-K, copies of which may be obtained by writing the corporate secretary at the address above, or at www.ctlc.com. Consolidated-Tomoka Land Co. 1530 Cornerstone Boulevard Daytona Beach, FL 32117 P: 386.274.2202 F: 386.274.1223 info@ctlc.com www.ctlc.com NYSE MKT: CTO Contact Us (NYSE MKT: CTO)